UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-06041

The Central Europe, Russia and Turkey Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2015
April 30, 2015

Semiannual Report

to Shareholders

The Central Europe, Russia and Turkey Fund, Inc.

Ticker Symbol: CEE

Contents
3 Letter to the Shareholders
9 Outlook Interview with the Portfolio Manager
11 Performance Summary
12 Schedule of Investments
18 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
22 Notes to Financial Statements
31 Voluntary Cash Purchase Program and Dividend Reinvestment Plan
36 Additional Information
38 Privacy Notice

The Fund seeks long-term capital appreciation primarily through investment in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, issuers and the Russian economy, and Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Central Europe. Potential developments in the Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value or liquidity of the Fund's portfolio.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to the Shareholders (Unaudited)

Dear Shareholder,

For the fiscal half year ended April 30, 2015, the Central Europe, Russia and Turkey Fund, Inc. (the Fund) delivered a total return in U.S. (USD) dollars of –0.82%, based on market price and –2.52% based on net asset value (NAV). The Fund’s benchmark, the MSCI Emerging Markets Europe Index, returned –7.63% during the same period.1 The Fund’s discount to NAV averaged 10.27% for the period in review, compared with 10.03% for the same period a year earlier.

Emerging Europe equities showed mixed performance for the six-month period ended April 30, 2015, with Hungary a leader, gaining 18.5% (BUX in USD terms).2 Period laggards were Greece and Turkey, with declines of 19.1% (ASE in USD terms) and 11.7% (XU100 in USD terms), respectively.3,4 The Russian equity market was quite volatile over the last six months, declining 4.6% (RTS in USD terms) over the reporting period.5

To the end of the reporting period, the Fund had no exposure to Greece, which contributed positively to relative performance. Greek equity markets suffered due to a worsening economy and uncertainty over the progress of negotiations among the Greek government, the International Monetary Fund (IMF), the European Central Bank (ECB) and the Eurogroup.6,7 Hungarian equities, where the Fund was overweight, profited from a positive macroeconomic picture and attractive valuations.8 Following a very bad fourth quarter 2014, Russian equities rebounded strongly, led by Russian ruble (RUB) appreciation, stabilizing oil prices and milder-than-expected economic contraction. In the first quarter of 2015, we increased our exposure to the energy, financials and consumer staples sectors, enabling the Fund to profit from the "relief rally" and realize positive relative performance.

Hungary’s economy grew an impressive 3.7% year-over-year in 2014, up from 1.5% in 2013. The main drivers of growth were investments and private consumption. Prospects for the Hungarian economy remain positive following the government’s announcement that it would reduce a bank levy beginning in 2016 and that it plans to review tax levels in the telecommunication services sector. In the interim, the National Bank of Hungary (NBH) resumed its monetary easing cycle in support of returning inflation levels to the central bank's targeted 3% range in the medium term.9

In contrast, the Russian economy slowed to 0.6% in 2014 amid lower oil prices and sanctions by the U.S. and Europe. This was a substantial decline compared to 2013 and 2012, when gross domestic product (GDP) growth increased 1.3% and 3.4%, respectively, year-over-year.10 Following aggressive tightening in December 2014, the Central Bank of Russia (CBR) began to decrease interest rates in 2015, and indicated that more policy easing was ahead as the inflation outlook continued to ease. On the geopolitical front, a key positive trigger for equity investors was a new agreement designed to de-escalate the conflict in Eastern Ukraine. Even though the agreement was not fully implemented, it increased hopes that tensions between Ukraine and Russia would not accelerate further.

In Turkey, GDP growth reached 3.0% in 2014, a slowdown from 4.1% in 2013, but an increase from 2.1% in 2012. Political uncertainty related to the June parliamentary elections had a significant adverse impact on the lira, despite the country’s narrowing current account deficit. A very weak currency has kept inflation high for longer than expected and continues to weaken consumption.

The Polish economy is in very good shape, expanding 3.3% in 2014 vs. 1.7% in 2013. Unemployment is approaching record lows; inflation has bottomed out; industrial production data remains positive; and export growth, surprisingly, is on the upside. We believe European Union (EU) cohesion funds should boost the economy further. In March 2015, the Monetary Policy Council cut interest rates by 50 bps to 1.5% and announced an end to the current monetary easing cycle.11

Ten Largest Equity Holdings at April 30, 2015 (46.6% of Net Assets)	Country	Percent of Net Assets	Percent of Benchmark
1. Gazprom	Russia	10.4%	10.9%
2. LUKOIL	Russia	8.7%	8.1%
3. Sberbank of Russia	Russia	4.9%	5.3%
4. MMC Norilsk Nickel	Russia	4.2%	3.2%
5. Powszechna Kasa Oszczednosci Bank Polski	Poland	4.0%	2.7%
6. Powszechny Zaklad Ubezpieczen	Poland	4.0%	2.2%
7. Magnit	Russia	3.2%	4.4%
8. Haci Omer Sabanci Holding	Turkey	2.5%	1.0%
9. Mobile Telesystems	Russia	2.4%	2.0%
10. Turkiye Garanti Bankasi	Turkey	2.3%	2.2%
Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.
For more details about the Fund's Schedule of Investments, see page 12. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit deutschefunds.com.

Economic Outlook

A worsening macroeconomic picture in Russia gives reason for greater market concern than geopolitics, though the latter remains an important consideration. If fundamental drivers return, quality company management is likely to become more decisive in driving valuations. In Turkey, the general elections in June and the geopolitical situation pose risks to economic stability in the region. In the Czech Republic, Hungary and Poland — the CE3 region — positive macroeconomic momentum remains intact, and we believe these countries should remain safe havens. Hungary and Poland were leaders of fourth quarter 2014 European GDP growth. Lower energy prices bode well for local consumption, which is also supported by improving labor markets.

Despite considerable political pressure from the domestic and international fronts, the situation in Greece remains challenging and difficult, with a shrinking economy and bank deposits leaving the system. For the time being, we don’t have any exposure to the Greek market.

Overall, in this economic environment, careful stock selection and strategic timing of investment in the markets have become increasingly important. Though current fundamental drivers in Russia, as an example, are not necessarily encouraging on a macro level, we had some good results on the corporate side by continuing to focus on value stocks of companies that have the potential to pay good dividends and increase their market share during the crisis. In Turkey, equity valuations, for the most part, remain attractive, but we believe volatility should increase around the elections. In Poland, after the recent surprising outcome of the presidential elections, we remain cautious with our investments in Polish financials and some sectors that could be negatively influenced by the news flow regarding upcoming parliamentary elections in October.

Sincerely,

Christian Strenger Chairman	Sylwia Szczepek Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion regarding portfolio management matters are only through the end of the period of the report as stated on the cover. Portfolio management's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

1 The MSCI Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-markets countries of Europe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Emerging Markets Europe Index.

2 The BUX Index is the official stock market index of blue-chip shares listed on the Budapest Stock Exchange. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the BUX Index.

3 The ASE Index is the benchmark index of securities traded on the Athens Stock Exchange. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the ASE Index.

4 The Istanbul Stock Exchange National 100 Index (XU100 Index) is a capitalization-weighted index that tracks the performance of 100 companies selected from the National Market, real estate investment trusts and venture capital investment trusts listed on The Istanbul Stock Exchange. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the XU100 Index.

5 The RTS Index is the capital-weighted composite index calculated based on prices of the 50 most liquid Russian stocks of the largest and most dynamically developing Russian issuers presented on the Moscow Exchange. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the RTS Index.

6 The International Monetary Fund (IMF) is an organization of 188 countries working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

7 The Eurogroup refers to a meeting of the finance ministers of the Eurozone, i.e., the member states of the European Union (EU) which have adopted the euro as their official currency. It is an informal body where the ministers of the euro area member states discuss matters relating to their shared responsibilities related to the euro.

8 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark, while "underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark.

9 Monetary easing refers to actions by a central bank to reduce interest rates and increase money supply in order to stimulate economic activity and promote growth.

10 Gross domestic product (GDP) is the monetary value of all finished goods and services produced within a country during a specific time period.

11 A basis point (bps) is a unit that is equal to 1/100th of 1%.

Outlook Interview with the

Portfolio Manager (Unaudited)

Portfolio Manager

Sylwia Szczepek, Vice President

Portfolio Manager since December 22, 2014.

Question: When should we see the strong, sustainable and healthy Polish macroeconomic environment (with 3% GDP growth expected in 2015–2016) reflected in company earnings?

Answer: Each sector has its own earnings sensitivity to the Polish macroeconomic environment. Companies in market segments such as industrial, residential development and construction that are directly exposed to the Polish macroeconomic environment are already showing strong improvement in earnings. These companies, which are predominantly small- and mid-caps, tend to be difficult to invest in due to their size. In theory, consumer-related companies should show improvement in earnings, but every company in this sector has a stock-specific issue that distorts its earnings. For food retailers, the biggest headwind is food deflation, which is expected to continue until the end of 2015. Meanwhile, banks, which have the biggest weight in the index, should start to show signs of earnings per share (EPS) improvement beginning in the second half of 2015, primarily as deposits reprice and fees increase. However, the recent success of the Law and Justice party in the presidential elections has created a certain amount of political risk, given the party's policies regarding the banking sector. The party's policies include curbing foreign ownership of the banking system, forced conversion of CHF (Swiss franc denominated) mortgages to PLN (Polish zloty) at historic exchange rates and a new bank sector tax.

Question: What's behind the Russian equity market's outperformance in 2015? What's next?

Answer: First, the price of oil bounced almost 50% from its bottom, catching many investors by surprise. Second, the strength of the RUB was unusually de-correlated from oil price dynamics. Third, the Minsk II agreement has reduced political risk for the time being. General positioning in Russian equities was very light going into 2015, inducing a "relief rally." Going forward, we believe the outperformance of the Russian equity markets can only be sustainable if oil prices continue to move higher. Unfortunately, Russia's other problems didn't disappear. Increasing state involvement in the economy, lack of reforms, a weak legal system, and poor corporate governance in state-controlled companies remain.

Question: How do we see Turkey performing in the post-election phase, after commodity prices have recovered from their lows?

Answer: The outlook for Turkish equities is much more difficult to forecast following the recent Turkish elections, where the AK party lost the parliamentary majority it had held for 13 years. Negative or positive surprises from the political sphere might emerge from the negotiations for the formation of a coalition government that are expected to involve AK and either the nationalist or the secularist parties. Considering this background, we do not expect Turkish GDP growth to exceed the 3% for 2015 that we anticipated before the elections, with risks to the downside. On the other hand, equity market valuations look attractive, but might have to be revised down after incorporating the results of the upcoming political developments. Turkish equities look attractive, with a price-to-earnings ratio of approximately 9 for the overall market and banks trading near all-time low valuations of below book value. In this environment, we prefer a cautious stance with a strong inclination to positions in quality companies with very robust investment cases and balance sheets.

Performance Summary April 30, 2015 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Central Europe, Russia and Turkey Fund, Inc.'s (the "Fund") most recent performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 4/30/15
	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	(2.52)%	(7.33)%	(4.50)%	4.80%
Market Price(a)	(0.82)%	(6.79)%	(4.14)%	4.25%
MSCI Emerging Markets Europe Index(b)	(7.63)%	(11.83)%	(4.53)%	2.99%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended April 30, 2015 was 1.38%.

b The MSCI Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-markets countries of Europe.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Emerging Markets Europe Index.

‡ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 4/30/15	As of 10/31/14
Net Asset Value	$25.59	$27.54
Market Price	$23.04	$24.36

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 4/30/15: Income	$.97
Capital Gains	$—

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Schedule of Investments as of April 30, 2015 (Unaudited)
	Shares	Value ($)

Russia 48.2%
Common Stocks 45.5%
Commercial Banks 6.3%
Bank St Petersburg*	6,497,860	4,653,767
Sberbank of Russia*	2,000,000	2,981,200
Sberbank of Russia (ADR)†	1,050,000	6,269,550
		13,904,517
Diversified Financial Services 1.3%
Moscow Exchange	2,000,000	2,985,000
Diversified Telecommunication Services 0.6%
Rostelecom*	800,000	1,228,960
Food & Staples Retailing 4.5%
DIXY Group*	335,000	2,889,643
Magnit*	32,000	6,996,752
		9,886,395
Independent Power Producers & Energy Traders 1.1%
E.ON Russia*	40,000,000	2,444,000
Metals & Mining 5.5%
Alrosa AO	1,335,167	1,770,031
Magnitogorsk Iron & Steel Works (GDR) Reg S	321,821	1,197,174
MMC Norilsk Nickel (ADR)	500,000	9,335,000
		12,302,205
Oil, Gas & Consumable Fuels 22.7%
Gazprom (ADR)	3,883,774	23,030,780
LUKOIL (ADR)	375,000	19,215,000
NovaTek (GDR) Reg S	35,000	3,402,000
Rosneft (GDR) Reg S	450,000	2,223,000
Tatneft (ADR)	75,000	2,575,500
		50,446,280
Wireless Telecommunication Services 3.5%
MegaFon (GDR) Reg S	139,496	2,371,432
Mobile Telesystems (ADR)†	440,527	5,308,350
		7,679,782
Preferred Stocks 2.7%
Commercial Banks 0.7%
Sberbank of Russia (Cost $2,565,442)*	1,600,000	1,550,720
Oil, Gas & Consumable Fuels 2.0%
Surgutneftegaz (Cost $3,678,793)*	6,000,000	4,518,600
Total Russia (Cost $96,448,285)		106,946,459
Turkey 19.3%
Common Stocks
Airlines 2.1%
Pegasus Hava Tasimaciligi*†	200,000	1,973,316
Turk Hava Yollari*	825,000	2,737,975
		4,711,291
Automobiles 1.8%
Ford Otomotiv Sanayi	175,000	2,161,584
Tofas Turk Otomobil Fabrikasi	300,000	1,838,771
		4,000,355
Beverages 0.8%
Coca-Cola Icecek	110,000	1,864,372
Commercial Banks 8.7%
Akbank	1,478,008	4,303,054
Turkiye Garanti Bankasi	1,600,000	5,088,762
Turkiye Halk Bankasi	775,000	3,924,674
Turkiye Is Bankasi	2,079,748	4,679,180
Turkiye Vakiflar Bankasi Tao	700,000	1,242,666
		19,238,336
Diversified Financial Services 2.5%
Haci Omer Sabanci Holding	1,500,000	5,477,071
Food & Staples Retailing 0.8%
Migros Ticaret*	235,000	1,879,508
Food Products 0.6%
Ulker Biskuvi Sanayi	170,000	1,299,286
Gas Utilities 0.4%
Aygaz	276,953	1,014,366
Industrial Conglomerates 0.4%
Enka Insaat ve Sanayi	450,000	967,037
Metals & Mining 0.5%
Kardemir Karabuk Demir Celik Sanayi ve Ticaret*	1,500,000	1,031,506
Oil, Gas & Consumable Fuels 0.7%
Tupras Turkiye Petrol Rafinerileri*	61,022	1,480,109
Total Turkey (Cost $44,486,196)		42,963,237

Poland 19.3%
Common Stocks
Air Freight & Logistics 1.2%
Integer.pl*†	65,599	2,729,804
Commercial Banks 7.0%
Bank Millennium	1,750,000	3,558,647
Bank Zachodni WBK*	22,500	2,320,785
Getin Noble Bank*	1,400,000	695,223
Powszechna Kasa Oszczednosci Bank Polski	895,772	8,971,139
		15,545,794
Diversified Telecommunication Services 1.9%
Orange Polska	1,500,000	4,244,576
Food & Staples Retailing 0.6%
Eurocash	123,996	1,258,673
Insurance 4.0%
Powszechny Zaklad Ubezpieczen	67,500	8,800,318
Media 1.8%
Cyfrowy Polsat	300,000	2,090,662
TVN*	415,383	1,959,028
		4,049,690
Metals & Mining 1.7%
KGHM Polska Miedz	107,663	3,776,837
Oil, Gas & Consumable Fuels 1.1%
Polski Koncern Naftowy Orlen	125,000	2,374,743
Total Poland (Cost $41,771,059)		42,780,435

Hungary 4.3%
Common Stocks
Commercial Banks 1.6%
OTP Bank PLC	165,000	3,663,481
Oil, Gas & Consumable Fuels 1.6%
MOL Hungarian Oil & Gas PLC	62,607	3,483,825
Pharmaceuticals 1.1%
Richter Gedeon Nyrt	145,000	2,445,260
Total Hungary (Cost $8,254,302)		9,592,566

Czech Republic 1.9%
Common Stocks
Electric Utilities 1.9%
CEZ (Cost $4,350,067)	160,000	4,159,712

Kazakhstan 0.9%
Common Stocks
Metals & Mining 0.9%
Goldbridges Global Resources PLC (Cost $1,824,442)*	50,000,000	2,075,895

Securities Lending Collateral 1.6%
Daily Assets Fund Institutional, 0.12% (Cost $3,455,450) (a) (b)	3,455,450	3,455,450

Cash Equivalents 6.2%
Central Cash Management Fund, 0.08% (Cost $13,750,522) (b)	13,750,522	13,750,522

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $214,340,323)**	101.7	225,724,276
Other Assets and Liabilities, Net	(1.7)	(3,769,588)
Net Assets	100.0	221,954,688

* Non-income producing security.

** The cost for federal income tax purposes was $215,374,297. At April 30, 2015, net unrealized appreciation for all securities based on tax cost was $10,349,979. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,752,616 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,402,637.

† All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2015 amounted to $3,277,472, which is 1.5% of net assets.

(a) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

Reg S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (c)
Russia	$106,946,459	$—	$—	$106,946,459
Turkey	42,963,237	—	—	42,963,237
Poland	42,780,435	—	—	42,780,435
Hungary	9,592,566	—	—	9,592,566
Czech Republic	4,159,712	—	—	4,159,712
Kazakhstan	2,075,895	—	—	2,075,895
Short-Term Instruments (c)	17,205,972	—	—	17,205,972
Total	$225,724,276	$—	$—	$225,724,276

There have been no transfers between fair value measurement levels during the period ended April 30, 2015.

(c) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2015 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $197,134,351) — including $3,277,472 of securities loaned	$208,518,304
Investment in Central Cash Management Fund (cost $13,750,522)	13,750,522
Investment in Daily Assets Fund Institutional (cost $3,455,450)*	3,455,450
Total investments, at value (cost $214,340,323)	225,724,276
Foreign currency, at value (cost $107,906)	106,171
Foreign taxes recoverable	3,207
Interest receivable	3,557
Other assets	35,039
Total assets	225,872,250
Liabilities
Payable upon return of securities loaned	3,455,450
Investment advisory fee payable	123,197
Administration fee payable	37,608
Payable for Directors' fees and expenses	31,078
Accrued expenses and other liabilities	270,229
Total liabilities	3,917,562
Net assets	$221,954,688
Net Assets Consist of
Distributions in excess of net investment income	(564,332)
Accumulated net realized loss on investments and foreign currency	(22,916,733)
Net unrealized appreciation (depreciation) on: Investments	11,383,953
Foreign currency	(2,091)
Paid-in capital	234,053,891
Net assets	$221,954,688
Net Asset Value
Net assets value per share ($221,954,688 ÷ 8,673,457 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$25.59

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2015 (Unaudited)
Net Investment Income
Income: Dividends (net of foreign withholding taxes of $221,167)	$1,570,740
Income distributions — Central Cash Management Fund	4,224
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	30,391
Total investment income	1,605,355
Expenses: Investment advisory fee	742,196
Administration fee	214,339
Custodian fee	193,838
Services to shareholders	12,689
Reports to shareholders, shareholder meeting and tender offer expenses	25,338
Directors' fees and expenses	78,005
Legal fees	71,994
Audit and tax fees	61,342
NYSE listing fee	11,875
Insurance	23,164
Miscellaneous	35,366
Net expenses	1,470,146
Net investment income	135,209
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(10,621,759)
Foreign currency	(195,192)
Net realized gain (loss)	(10,816,951)
Change in net unrealized appreciation (depreciation) on: Investments	(1,024,463)
Foreign currency	37,277
Change in net unrealized appreciation (depreciation)	(987,186)
Net gain (loss)	(11,804,137)
Net increase (decrease) in net assets resulting from operations	$(11,668,928)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Operations: Net investment income (loss)	$135,209	$4,527,388
Operations: Net investment income (loss)	$135,209	$4,527,388
Net realized gain (loss)	(10,816,951)	(8,081,767)
Change in net unrealized appreciation (depreciation)	(987,186)	(84,040,350)
Net increase (decrease) in net assets resulting from operations	(11,668,928)	(87,594,729)
Distributions to shareholders from: Net investment income	(8,829,817)	(8,609,956)
Net realized gains	—	(18,890,451)
Total distributions to shareholders	(8,829,817)	(27,500,407)
Capital share share transactions: Net proceeds from reinvestment of dividends	1,940,138	7,815,657
Shares tendered	—	(30,734,022)
Shares repurchased	(16,859,712)	(30,209,502)
Net increase (decrease) in net assets from capital share transactions	(14,919,574)	(53,127,867)
Total increase (decrease) in net assets	(35,418,319)	(168,223,003)
Net assets at beginning of period	257,373,007	425,596,010
Net assets at end of period (including distributions in excess of net investment income of $564,332 and undistributed net investment income of $8,130,276, as of April 30, 2015 and October 31, 2014, respectively)	$221,954,688	$257,373,007
Other Information
Shares outstanding at beginning of period	9,346,095	11,225,178
Shares reinvested	96,862	286,708
Shares tendered	—	(1,070,853)
Shares repurchased	(769,500)	(1,094,938)
Shares outstanding at end of period	8,673,457	9,346,095

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
	Six Months Ended 4/30/15 (Unaudited)		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$27.54		$37.91	$36.35	$38.13	$43.81	$35.89
Income (loss) from investment operations: Net investment income (loss)a	.02		.43	.68	.75	.47	.30
Net realized and unrealized gain (loss) on investments and foreign currency	(1.19)		(8.62)	1.69	(.08)	(6.00)	7.98
Total from investment operations	(1.17)		(8.19)	2.37	.67	(5.53)	8.28
Less distributions from: Net investment income	(.97)		(.78)	(.73)	(.37)	(.26)	(.65)
Net realized gains	—		(1.71)	(.35)	(2.12)	—	—
Total distributions	(.97)		(2.49)	(1.08)	(2.49)	(.26)	(.65)
Accretion resulting from tender offer	—		.06	.07	—	—	—
Dilution in net asset value from dividend reinvestment	(.02)		(.08)	(.04)	(.10)	—	(.03)
Increase resulting from share repurchases	.21		.33	.24	.14	.11	.32
Net asset value, end of period	$25.59		$27.54	$37.91	$36.35	$38.13	$43.81
Market value, end of period	$23.04		$24.36	$34.22	$32.98	$34.47	$39.72
Total Investment Return for the Periodb
Based upon market value (%)	(.82	)**	(22.31)	6.92	2.97	(12.68)	27.72
Based upon net asset value (%)	(2.52	)**	(20.65)	7.35	2.63	(12.43)	24.70
Ratios to Average Net Assets
Total expenses (%)	1.38	*	1.31	1.19	1.19	1.11	1.14
Net investment income (%)	.06	**	1.37	1.86	2.11	1.05	.79
Portfolio turnover (%)	62	**	93	59	31	33	24
Net assets at end of period ($ thousands)	221,955		257,373	425,596	477,404	505,929	597,576
a Based on average shares outstanding during the period.
b Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Accounting Policies

The Central Europe, Russia and Turkey Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. The Fund calculates its net asset value ("NAV") per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefit of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of April 30, 2015) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of the six months ended April 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2014, the Fund had approximately $11,633,000 of capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset & Wealth Management International GmbH ("DeAWMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAWMI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DeAWMI, DeAWMI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeAWMI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DeAWMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million.

Accordingly, for the six months ended April 30, 2015, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.70% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

C. Transactions with Affiliates

DeAWM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2015, the amount charged to the Fund by DSC aggregated $12,689, of which $2,219 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2015, the amount charged to the Fund by DIMA included in the Statements of Operations under "Reports to shareholders" aggregated $6,939, of which $6,759 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAWMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended April 30, 2015, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of either DIMA or DeAWMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAWMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with the liquidity and the preservation of capital.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2015 were $128,223,620 and $160,668,599, respectively.

E. Investing in Emerging Markets Europe

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, issuers and the Russian economy, and Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Central Europe. Potential developments in the Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value or liquidity of the Fund's portfolio.

F. Capital

During the six months ended April 30, 2015 and the year ended October 31, 2014, the Fund purchased 769,500 and 1,094,938 of its shares of common stock on the open market at a total cost of $16,859,712 and $30,209,502 ($25.60 and $27.59 average per share), respectively. The average discount of these purchased shares comparing the purchased price to the NAV per share at the time of purchase was 10.08% and 10.29%, respectively.

During the year ended October 31, 2014, the Fund accepted 566,397 tendered shares of common stock at a total cost of $15,660,877 at a repurchase price of $27.65 per share, which was equal to 98% of the NAV per share on March 18, 2014. In addition, during the year ended October 31, 2014, the Fund also accepted 504,456 tendered shares of common stock at a total cost of $15,073,145 at a repurchase price of $29.88 per share, which was equal to 98% of the NAV per share on September 10, 2014.

During the six months ended April 30, 2015 and the year ended October 31, 2014, the Fund issued for dividend reinvestment 96,862 and 286,708 shares, respectively. The average discount of these issued shares comparing the issue price to NAV per share at the time of the issuance was 10.14% and 10.24%, respectively.

G. Share Repurchases and Tender Offers

On July 26, 2013, the Fund announced that the Board of Directors approved an extension of the repurchase authorizations permitting the Fund to repurchase 700,000 shares during the period from August 1, 2013 through July 31, 2014. On January 27, 2014, the Fund announced that the Board of Directors approved a 700,000 share increase to the previously announced share repurchase authorization, resulting in a total authorization of 1,400,000 shares for repurchase during the period from August 1, 2013 through July 31, 2014. The Fund repurchased 1,189,309 shares between August 1, 2013 and July 31, 2014. On July 28, 2014, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 1,010,000 shares during the period from August 1, 2014 through July 31, 2015. On April 27, 2015, the Fund announced that the Board of Directors approved a 100,000 share increase in the repurchase authorization permitting the Fund to repurchase up to 1,110,000 shares during the period from August 1, 2014 through July 31, 2015. The Fund repurchased 1,008,078 shares between August 1, 2014 and April 30, 2015.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares referred to below and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its Web site at deutschefunds.com.

On July 18, 2012 the Fund announced that the Board of Directors approved a series of up to four consecutive semiannual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV per share. Under that Discount Management Program, the Fund was required to conduct a tender offer if its shares traded at an average discount to NAV of more than 10% during the applicable 12-week measurement period.

The third measurement period commenced on September 16, 2013 and expired on December 6, 2013. During the third measurement period, the Fund's shares traded at an average discount to NAV of 10.36%. Therefore, the Fund conducted a tender offer which commenced on February 14, 2014 and expired on March 17, 2014. The Fund accepted 566,397 tendered shares (which represent 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on March 18, 2014. Approximately 7,494,478 shares of common stock, or approximately 66% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 8% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $27.65 per share, which was equal to 98% of the NAV per share on March 18, 2014.

The fourth measurement period commenced on April 7, 2014 and expired on June 27, 2014. During the measurement period, the Fund's shares traded at an average discount to NAV of 10.15%. Therefore, the Fund conducted a tender offer which commenced on August 11, 2014 and expired on September 9, 2014. The Fund accepted 504,456 tendered shares (which represent 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on September 10, 2014. Approximately 6,879,428 shares of common stock, or approximately 68% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 7% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $29.88 per share, which was equal to 98% of the NAV per share on September 10, 2014.

Also on July 28, 2014, the Fund announced that the Board of Directors adopted a new Discount Management Program whereby the Fund will initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for 5% of the Fund’s shares outstanding at 98% of NAV. The terms of the Discount Management Program require the Fund to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during a fifteen-week measurement period determined by the Board of Directors. During the measurement period that commenced on January 12, 2015 and expired on April 24, 2015, the Fund's shares traded at an average discount to NAV of 10.01%. Therefore, the Fund will conduct a tender offer which will commence on June 25, 2015 and expire on July 24, 2015, unless extended.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2015, there were four shareholders that held approximately 20%, 17%, 10% and 5%, respectively, of the outstanding shares of the Fund.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan (Unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from DeAWM Service Company, the transfer agent (the "Transfer Agent"), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-349-4281). DST Systems, Inc. (the "Plan Agent") acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders ("Plan Participants") appoint the Transfer Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Transfer Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder's written authorization and cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

Additional Information

Automated Information Lines	Deutsche AWM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset & Wealth Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DeAWM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
Proxy Voting
A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.

Investment Management
Deutsche Asset & Wealth Management International GmbH ("DeAWMI" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DeAWMI provides a full range of investment advisory services to both institutional and retail clients.
DeAWMI is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DeAWMI. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Amended and Restated Bylaws
On May 1, 2015, the Fund announced that the Board had approved amended and restated bylaws of the Fund. The amended and restated bylaws reflect a number of changes, including changes to: (1) the period of time during which a stockholder's notice of director nominations or proposals of other business to be brought before an annual meeting of the Fund's stockholders must be submitted to the secretary of the Fund in order to be "timely"; (2) the requirements for provision of information by a stockholder with respect to stockholder proposals for nominations or other business to be considered at a stockholder meeting, and to the procedures for the verification and updating of such information by such stockholder upon the written request of the Secretary or Board of the Fund; and (3) the Fund's director qualification provisions. In addition, the amended and restated bylaws add an exclusive forum provision for certain actions against the Fund and its Directors, officers or employees (specifying that the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, would be the sole and exclusive forum for such actions).

NYSE Symbol	CEE
Nasdaq Symbol	XCEEX
CUSIP Number	153436100

Privacy Notice
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	The Central Europe, Russia and Turkey Fund, Inc.
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 08/2014

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:
— The Central Europe, Russia and Turkey Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).
— The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of companies domiciled in countries that are members of the European Union (with normally at least 80% in securities of issuers in such countries).
— The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).
Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.
The Central Europe, Russia and Turkey Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

Deutsche Asset
& Wealth Management

345 Park Avenue
New York, NY 10154-00100

CEE-3
(R-027581-4 6/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30	203,181	$24.06	203,181	568,241
December 1 through December 31	100,200	$21.75	100,200	468,041
January 1 through January 31	197,900	$20.17	197,900	270,141
February 1 through February 28	81,300	$20.84	81,300	188,841
March 1 through March 31	76,400	$20.50	76,400	112,441
April 1 through April 30	110,519	$22.17	110,519	101,922
Total	769,500	$21.79	769,500

On July 28, 2014 the Fund announced that its Board of Directors has authorized the extension of the repurchase program permitting the Fund to repurchase of up to 1,010,000 shares during the period August 1, 2014- July 31, 2015. On April 27, 2015, the Fund announced that the Board of Directors approved a 100,000 increase in the repurchase authorization permitting the Fund to repurchase up to 1,110,000 during the period.

Also on July 28, 2014, the Fund announced that the Board of Directors adopted a new Discount Management Program whereby the Fund will initiate one contingent tender offer during the period August 1, 2014 through July 31, 2015 for 5% of the Fund's shares outstanding at 98% of NAV. The terms of the Discount Management Program require the Fund to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during a fifteen-week measurement period that had been determined by the Board of Directors. During the measurement period that commenced on January 12, 2015 and expired on April 24, 2015, the Fund's shares traded at an average discount to NAV of 10.01%. Therefore, the Fund will conduct a tender offer which will commence on June 25, 2015 and expire on July 25, 2015, unless extended.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe, Russia and Turkey Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 29, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 29, 2015